Exhibit 99.1

NEWS RELEASE

Dawson Geophysical Company

508 West Wall, Suite 800

Midland, TX 79701

DAWSON GEOPHYSICAL AND TGC INDUSTRIES
ANNOUNCE FILING OF DEFINITIVE PROXY MATERIALS
AND WILL COMMENCE MAILING DEFINITIVE PROXY MATERIALS
TO THEIR RESPECTIVE SHAREHOLDERS

SPECIAL MEETINGS OF DAWSON AND TGC SHAREHOLDERS SET
FOR OCTOBER 27, 2011

MIDLAND, Texas, September 26, 2011/PR Newswire/ — Dawson Geophysical Company (Dawson) (NASDAQ: DWSN) and TGC Industries, Inc. (TGC) (NASDAQ: TGE) today announced that Dawson has filed a definitive joint proxy statement/prospectus with the Securities and Exchange Commission (SEC), and that Dawson and TGC will shortly begin mailing of definitive proxy materials in connection with the proposed acquisition of TGC by Dawson.  As previously announced, Dawson and TGC entered into a merger agreement pursuant to the terms of which, at the effective time of the merger, TGC shareholders will receive 0.188 shares of Dawson stock for every one share of TGC stock.

In connection with the proposed merger, Dawson and TGC will each hold special meetings of their respective shareholders on October 27, 2011.  The special meeting of Dawson shareholders will be held at the offices of Baker Botts L.L.P. at 2001 Ross Avenue, Suite 1100, Dallas, Texas and the special meeting of TGC’s shareholders will be held at the offices of Haynes and Boone LLP at 2323 Victory Avenue, Suite 700, Dallas, Texas.  Shareholders of record as of the close of business on August 29, 2011, will be entitled to vote at the special meetings.

Stephen Jumper, President and Chief Executive Officer of Dawson, said: “We look forward to holding our special meeting and eventually welcoming the shareholders of TGC as shareholders of Dawson.  Likewise, we are excited to welcome the employees of TGC and its subsidiary Eagle Canada, Inc. to the Dawson family along with their respective clients.”

Jumper continued: “We believe the combination of Dawson and TGC provides opportunities to better serve the combined company’s expanded client base with higher channel count capacity, greater geographic diversification of the combined entity operations and blending of operational, technical and regional expertise. With the ability to share equipment and personnel resources, the combined company will be able to provide clients with the required channel counts to produce higher resolution images, enhance efficiencies related to logistical improvements of crew timing while increasing utilization rates for all crews with an expanded order book.”

The board of directors of each of Dawson and TGC approved on March 20, 2011 the merger agreement and recommends that each of their respective shareholders vote “FOR” the proposals to be voted on at the special meetings approving the transaction.  Shareholders are encouraged to read the definitive proxy materials in their entirety as they provide a detailed discussion of the proposed transaction and each of the related proposals.

Dawson shareholders who have questions about the merger, or who need assistance in submitting their proxy or voting their shares, should contact the proxy solicitor, Morrow & Co., LLC, at  (800) 607-0088 (banks and brokers call collect: (203) 658-9400).

TGC shareholders who have questions about the merger, or who need assistance in submitting their proxy or voting their shares, should contact the proxy solicitor, D.F. King at (800) 967-4617 (banks and brokers call collect: (212) 269-5550).

About Dawson

Dawson Geophysical Company is the leading provider of U.S. onshore seismic data acquisition services as measured by the number of active data acquisition crews. Founded in 1952, Dawson acquires and processes 2-D, 3-D and multi-component seismic data solely for its clients, ranging from major oil and gas companies to independent oil and gas operators as well as providers of multi-client data libraries.

About TGC Industries

TGC Industries, Inc., based in Plano, Texas, is a provider of seismic data acquisition services with operations throughout the continental United States and Canada.  TGC has branch offices in Houston, Midland, Oklahoma City and Calgary.

Cautionary Statement Regarding Forward-Looking Statements

In accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, Dawson and TGC caution that statements in this press release which are forward-looking and which provide other than historical information involve risks and uncertainties that may materially affect Dawson’s or TGC’s actual results of operations. These risks include but are not limited to the volatility of oil and natural gas prices, dependence upon energy industry spending, disruptions in the global economy, industry competition, delays, reductions or cancellations of service contracts, high fixed costs of operations, external factors affecting Dawson’s or TGC’s crews such as weather interruptions and inability to obtain land access rights of way, whether either company enters into turnkey or term contracts, crew productivity, limited number of customers, credit risk related to Dawson’s or TGC’s customers, the availability of capital resources, operational disruptions and the ability to obtain shareholder approval by each of Dawson and TGC.  A discussion of these and other factors, including risks and uncertainties with respect to Dawson is set forth in Dawson’s Form 10-K for the fiscal year ended September 30, 2010 and Dawson’s Form 10-Qs for the three months ended March 31, and June 30, 2011 and with respect to TGC, is set forth in TGC’s Form 10-K for the fiscal year ended December 31, 2010 and TGC’s Form 10-Qs for the three months ended March 31, and June 30, 2011.  Dawson and TGC disclaim any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Information For Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed merger, Dawson filed with the SEC a registration statement on Form S-4 that includes a definitive joint proxy statement/prospectus regarding the proposed merger.  The registration statement was declared effective by the SEC on September 23, 2011, and a definitive joint proxy statement/prospectus will be mailed to Dawson and TGC shareholders on or about September 27, 2011 in connection with the proposed merger.

INVESTORS AND SECURITY HOLDERS OF DAWSON AND TGC ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and shareholders may obtain free copies of the joint proxy statement/prospectus, as well as other documents containing important information about Dawson and TGC filed with the SEC, through the website maintained by the SEC at www.sec.gov.  Dawson and TGC make available free of charge at www.dawson3d.com and www.tgcseismic.com, respectively (in the “Investor Relations” section), copies of materials they file with, or furnish to, the SEC, or investors and shareholders may contact Dawson at (432) 684-3000 or TGC at (972) 881-1099 to receive copies of documents that each company files with or furnishes to the SEC.

Participants in the Proxy Solicitation

Dawson, TGC, and certain of their respective directors and officers may be deemed to be participants in the solicitation of proxies from the shareholders of Dawson and TGC in connection with the proposed transactions.  Information about the directors and officers of Dawson is set forth in its proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on December 7, 2010. Information about the directors and officers of TGC is set forth in its Amendment No. 1 to Annual Report on Form 10-K/A, which was filed with the SEC on April 15, 2011. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

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Company Contact	Company Contact
Dawson Geophysical Company	TGC Industries, Inc.
Stephen C. Jumper, President & CEO	Wayne Whitener, President & CEO
Christina W. Hagan, CFO	(972) 881-1099

(800) 332-9766
www.dawson3d.com

Company Contact	Company Contact
EnerCom, Inc.	DRG&L
Anthony D. Andora, Managing Director	Jack Lascar
(303) 296-8834	(713) 529-6600